UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

SPECTRASCIENCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-13092	41-1448837
(State of other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121

(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 5, 2013, SpectraScience, Inc. (the “Company”) held a conference call to discuss recent operational and financial developments in the Company’s business. The script for the Company’s conference call is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

The information set forth in response to Item 2.02 of this Form 8-K is incorporated by reference in response to this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

99.1	Script from business update call held April 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2013

SPECTRASCIENCE, INC.

By	/s/ Jim Dorst
Jim Dorst
Chief Financial Officer and Chief Operating Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 5, 2013	001-13092

SPECTRASCIENCE, INC.

Exhibit
No.	Description

99.1	Script from business update call held April 5, 2013.

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